SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: July 1, 2004

                         TECHNOL FUEL CONDITIONERS, INC.
                           (Exact Name of Registrant)

        OREGON                                            22-3084979
 ------------------------                       ---------------------------
 (State of Incorporation)                       (I.R.S. Employer ID Number)

            1 Main street, Ste. 405, Eatontown, New Jersey 07724
        -----------------------------------------------------------
        (Address of Principal Executive Offices including Zip Code)

                                  800/645-4033
                          ---------------------------
                          (Issuer's Telephone Number)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) (1) On July 1, 2004, Registrant changed its certifying accountants from Malone and Bailey, PLLC, to LL Bradford & Company, 3441 S. Eastern Ave., Las Vegas, NV 89101.

      (i) The Company dismissed Malone and Bailey, PLLC as its independent accountant;
      (ii) The report of Malone and Bailey for the past two years has not contained an adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles during the past two fiscal years, however it was modified to express substantial doubt about the Company's ability to continue as a going concern;
      (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and
      (iv)
            (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and through the date of dismissal.
            (B) Not applicable;
            (C) Not applicable;
            (D) Not applicable; and
            (E) Not applicable.

(2) On July 1, 2004, the Registrant engaged LL Bradford & Company as its independent accountants.
      (i) The Registrant did not consult with LL Bradford & Company its new independent accountants, regarding any matter prior to its engagement; and
      (ii) Not applicable.

(3) The Registrant has provided to Malone and Bailey, PLLC its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Malone and Bailey, PLLC addressed to the Commission, confirming the statements made by the Registrant in this Item 4.
      (b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
      (a) Not applicable.
      (b) Not applicable.
      (c) Exhibit "A". A letter from Malone and Bailey, PLLC regarding change of
      registrant's   accountancy  will  be  submitted  upon  receipt  and  filed thereupon as an amended Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Technol Fuel Conditioners, Inc.

Date: July 9, 2004

By: /s/ Mel Hooper
----------------------------
Mel Hooper, President and acting CFO (Principal Executive Officer)